UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2019
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Bottomline Technologies (de), Inc.
(Exact Name of Registrant as Specified in Charter)

Commission file number: 000-25259

Delaware		02-0433294
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

325 Corporate Drive		03801-6808
Portsmouth,	New Hampshire	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (603) 436-0700

Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $.001 par value per share	EPAY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2019 Stock Incentive Plan
On November 21, 2019, Bottomline Technologies (de), Inc. (the "Company") held its 2019 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders approved the 2019 Stock Incentive Plan (the "2019 Plan"). Up to 1,000,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2019 Plan, plus such additional number of shares of Common Stock as is equal to the number of shares of Common Stock subject to awards granted under the Company's 2009 Stock Incentive Plan (the "2009 Plan"), which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of incentive stock options, to any limitations of the Internal Revenue Code of 1986, as amended (the "Code")).
The 2019 Plan will replace the 2009 Plan, which expired by its terms on November 19, 2019. All outstanding awards under the 2009 Plan will remain in effect, but no additional grants may be made under the 2009 Plan.
A description of the material terms and conditions of the 2019 Plan is set forth under the heading "PROPOSAL 3-APPROVAL OF 2019 STOCK INCENTIVE PLAN" in the Company's definitive proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on October 18, 2019. The description is only a summary and does not contain all of the terms and conditions of the 2019 Plan, and is qualified in its entirety by reference to the full text of the 2019 Plan, which is filed with this report as Exhibit 99.1.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, each of the four proposals put forth by the Company was approved by stockholders. The specific proposals, and the respective voting results, are noted below.
On the specific proposals:

1.	Stockholders voted to re-elect Jennifer Gray, Paul Hough and Benjamin Robinson III as Class III Directors, each to serve until the 2022 Annual Meeting of Stockholders.

2.	Stockholders approved the Company's executive compensation in a non-binding advisory vote commonly referred to as "say-on-pay".

3.	Stockholders voted to approve the 2019 Plan which authorized the issuance of 1,000,000 shares of common stock thereunder.

4.	Stockholders ratified the selection of Ernst & Young LLP as the Company's registered public accounting firm for the fiscal year ending June 30, 2020.
The respective voting results for each of the proposals approved by the stockholders were as follows:
Proposal 1
Stockholders voted to re-elect the Company's three nominees as Class III Directors for a term of three years.

	For	Withheld	Broker non-votes
Re-elected Jennifer Gray	36,632,604	606,331	2,608,758
Re-elected Paul Hough	37,118,291	120,644	2,608,758
Re-elected Benjamin Robinson III	37,166,547	72,388	2,608,758
Proposal 2
Stockholders approved the Company's executive compensation in a non-binding advisory vote commonly referred to as "say-on-pay".

For	Against	Abstain	Broker non-votes
34,732,516	1,855,461	650,958	2,608,758

Proposal 3
Stockholders voted to approve the 2019 plan which authorized the issuance of 1,000,000 shares of common stock.

For	Against	Abstain	Broker non-votes
30,164,749	6,443,231	630,955	2,608,758
Proposal 4
Stockholders ratified the selection of Ernst & Young LLP as the Company's registered public accounting firm for the fiscal year ending June 30, 2020.

For	Against	Abstain
39,531,076	293,141	23,476
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	2019 Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOTTOMLINE TECHNOLOGIES (de), INC.

November 25, 2019	By:	/s/ Eric K. Morgan
Eric K. Morgan
Executive Vice President, Global Controller